Loan #2
Warrua

DEED OF LOAN

Provident Capital Limited
ACN 082 735 573
(Lender)

and

Delta Dawn Pty Limited
ACN 101 140 925
as trustee for the Yarraman Road Unit Trust
(Borrower)

Bersten Pain Pty Limited
Level 42, Australia Square, 264-278 George Street, Sydney, NSW 2000
Telephone: (02) 9252 6688 Facsimile: (02) 9252 6699

DEED OF LOAN

This deed is made on 16 June 2004

BETWEEN **Provident Capital Limited** ACN 082 735 573 of Level 42, 264-278 George Street, Sydney, New South Wales ('**Lender**')

AND **Delta Dawn Pty Limited** ACN 101 140 925 as trustee for the Yarraman Road Unit Trust of Level 12, 10 Barrack Street, Sydney, New South Wales ('**Borrower**').

BACKGROUND

At the request of the *Borrower* the *Lender* has agreed to provide financial accommodation to the *Borrower* on the terms of this deed.

OPERATIVE PART

1. Interpretation

1.1 In this deed, unless the contrary intention appears:

'advance' means the cash advance of $5,000,000 made available by the *Lender* to the *Borrower* or to another person at the *Borrower's* request;

'advance date' means the date on which the *Lender* makes the *advance* or makes the *advance* available for the *Borrower*;

'additional money' means all money which the *Borrower* owes the *Lender* in connection with this deed (but excluding the *residual advance*), whether alone or with another person; examples of which include:

- money which the *Lender* may become liable to pay to another person in connection with the *Borrower* for any reason (eg. under a cheque or if the *Borrower* becomes insolvent);
- expenses and losses which the *Lender* incurs:
  - if the *Borrower* does anything which it has agreed not to do; or
  - if the *Borrower* does not do anything which it has agreed to do; or
  - if the *Lender* exercises any of its rights or powers under this deed; or
  - concerning the making, perfecting, preserving or enforcing of this deed or any *related agreement* (eg. stamp duty, registration fees, legal fees); or
  - concerning the protecting or preserving of any property in which the *Lender* has a *security interest* (eg insurance premium, repairs, consideration for exercise of an option);
- interest accrued but unpaid on any money owing under this provision;

'**banking day**' means a day on which banks are open for general banking business in Sydney but does not include Saturdays, Sundays or public holidays;

'**higher rate**' means 16.50% per annum;

'**interest payment date**' means the 15th day of each calendar month and the date which all of the *Borrower's* obligations cease;

'**interest period**' means the period:

- beginning on the *advance date* and ending on the day before the first *interest payment date*;
- beginning on an *interest payment date* and ending on the day before the next *interest payment date*;
- beginning on the last *interest payment date* before the *Borrower's* obligations under this deed cease and ending on the day on which all of the *Borrower's* obligations cease;

as the case requires and with both dates included in each case;

'**lower rate**' means 10.50% per annum;

'**on time**' means within the period allowed or by the specified date;

'**related agreement**' means any agreement or arrangement under which:

- the *Lender* lends money or incurs any obligation or liability; or
- the *Lender* has any *security interest*;

and which relates to the *Borrower* and includes the *specific securities*;

'**repayment date**' means 30 June 2006;

'**residual advance**' means on any day, the *advance* less any amounts;

- paid by the *Borrower* in part repayment of the *advance*; or
- retained by the *Lender*;

'**security interest**' means an interest as security for the performance of an obligation (e.g. under a mortgage, charge, guarantee or lien);

'**specific securities**' means:

- first registered mortgage by the *Borrower* to the *Lender* of folio identifiers 11/875246 and 8/1000247 together known as "Jugiong Vineyard", Warilla via Jugiong ('**Warilla property**');
- first registered mortgage AA306818 by the *Borrower* to the *Lender* of folio identifiers 891/590976, 111/750969, 112/750969, auto consol 6788-204 and auto consol 13584-124, together known as "Yarraman Estate", 700 Yarraman Road, Wybong;
- guarantee by Gary Blom and Yarraman Estate Pty Limited ACN 101 141 593 ('**Yarraman**');

3. Repayment of Advance

3.1 The *Borrower* must repay the *residual advance* to the *Lender* by the *repayment date* or in accordance with a demand made by the *Lender* in pursuant to clause 5 of this deed.

3.2 The *Borrower* may repay the *residual advance* to the *Lender* before the *repayment date* only if:

1.2.1 the repayment is made with effect from the next *interest payment date* after the repayment; and

1.2.2 the *Borrower* notifies the *Lender* of the *Borrower's* intention to repay at least 1 month before making the repayment; this notification will be irrevocable; and

1.2.3 the amount being repaid is all of the *total debt*; and

1.2.4 the *Borrower* pays a prepayment fee equal to 2 months interest calculated at the *higher rate* on the original *advance* for each twelve-month period (or part 12 month period) between the actual date of repayment and the *repayment date*.

3.3 The *Borrower* must pay to the *Lender* all *additional money* on demand by the *Lender*.

4. Interest

4.1 The *Borrower* must pay the *Lender* interest on the *total debt* until the *Lender* receives payment of the *total debt*.

4.2 Interest is payable on the first day of each *interest period*:

1.2.1 on the *total debt* as at the commencement of the first day of that *interest period*;

1.2.2 calculated at the *higher rate*; and

1.2.3 for the number of days in that *interest period*.

4.3 If during an *interest period* the *total debt* increases, additional interest will be payable on the next following *interest payment date* calculated:

1.2.1 on each amount by which the *total debt* increased during the relevant *interest period*;

1.2.2 calculated at the *higher rate*; and

1.2.3 for the number of days from the date of each increase to the last day of that *interest period*, both days inclusive.

4.4 All interest calculations will be rounded up to two decimal places and be based on a 365 day year.

4.5 If during an *interest period* the whole or part of the *total debt* is repaid, the *Borrower* will not be entitled to any refund or rebate of the interest payable in accordance with this clause 4.

- company charge registered 1009601 by the *Borrower* to the *Lender* over all of the assets of that company;
- company charge by *Yarraman* to the *Lender* over all of the assets of that company.

'third party security' means any *security interest* created in favour of a person other than the *Lender*;

'total debt' means the *residual advance* and the *additional money*;

1.2 In this deed unless the context otherwise requires:

1.2.1 reference to a person includes any other entity recognised by law and vice versa;

1.2.2 words in the singular number include the plural number and vice versa;

1.2.3 words in one gender include every gender;

1.2.4 any reference to a party includes that party's executors, administrators, successors and permitted assigns;

1.2.5 every term which applies to than one person in the same way applies to all of those people together and each of them separately;

1.2.6 clause headings are for reference purposes only;

1.2.7 reference to an exhibit, annexure or schedule is a reference to that exhibit, annexure or schedule to this deed;

1.2.8 a reference to a statute means:

1.2.8.1 the statute, the regulations made under it and the other instruments made under either the statute or those regulations; or

1.2.8.2 any statute, regulations and instruments made in substitution for the statute, those regulations or those instruments;

in force at the relevant time.

1.3 If any provision of this deed is unenforceable for any reason, that fact does not affect the enforceability of any other provision of this deed.

1.4 If there is any inconsistency or conflict between the requirements of this deed and the requirements of any *related agreement*, then the requirements of this deed will prevail to the extent of the inconsistency.

2. Making the Advance

The *Lender* will make the *advance* on the making of this deed or on another date agreed with the *Borrower*. This subclause applies subject to the provisions of the schedule.

4.6 If:

1.2.1 the *Borrower* pays all interest payable for an *interest period* calculated at the *lower rate* by the relevant *interest payment date*, time being of the essence; and

1.2.2 a default event has not occurred or has occurred but has been waived by the *Lender*,

the *Lender* will accept interest calculated at the *lower rate* instead of the *higher rate* in full payment of the interest payable for that *interest period*.

4.7 The Borrower must pay to the *Lender* all interest payable in accordance with this clause 4 but unpaid on the due date for payment on demand.

4.8 The *Lender* may treat as *additional money* on which further interest will accrue under subclause 4.2 all interest payable in accordance with this clause 4 but unpaid on the due date for payment.

4.9 If another person is liable to repay the any of the *total debt* to the *Lender* (for example under a guarantee or another *security interest*) then interest will continue to accrue on that part of the *total debt* until it is repaid in full despite:

1.2.1 the liquidation or winding up of the *Borrower*;

1.2.2 any composition or compromise entered into or assented to by the *Lender* with and in respect of the *Borrower*;

1.2.3 any judgment obtained against the *Borrower*; or

1.2.4 any other matter or thing.

5. Removal of Leases

5.1 The *Borrower* must facilitate the removal of leases 5074891, 5074892 and 5074893 ('**project leases**') together with any caveat from the *Warilla property* by 30 November 2004.

5.2 If *Borrower* fails to comply with clause 5.1 and in the reasonable opinion of the *Lender* there has been a deterioration in either the market value or marketability of the *Warilla property* of more than $1,000,000 since the *advance date*, the *Borrower* must pay to the *Lender* the *residual advance* on demand by the *Lender*.

6. Lender's Use of Money

The *Lender* may use any money which it receives concerning any of the *total debt* to reduce the *total debt* as the *Lender* determines, whether by reducing:

6.0.1 the principal amount of any of the *total debt*; or

6.0.2 the interest payable on any of the *total debt*; or

6.0.3 any expense or loss incurred by the *Lender* relating to any of the *total debt*; or

6.0.4 in any other way.

7. Payment without Setoff

The *Borrower* must pay all money payable to the *Lender* under this deed without any deduction or setoff for any money which the *Borrower* may claim to be owing by the *Lender* to the *Borrower*.

8. Actual Receipt Only

The *Lender* will only treat money as received when the *Lender* actually receives it (e.g. after payment is made by a bank on a cheque).

9. Continuing Liability to Pay

The *Borrower* remains liable to pay the *total debt* to the *Lender* until the *Lender* receives the *total debt* in full. This applies even though:

9.0.1 this deed is varied, or fully or partially discharged; or

9.0.2 any *related agreement* does not come into effect so at to bind all parties, or is varied, or fully or partially discharged.

10. Supply information to the Lender

10.1 The *Borrower* must, if requested by the *Lender* give the *Lender*:

1.2.1 the tax return for the *Borrower* for the previous financial year;

1.2.2 the financial statements for the *Borrower* for the previous financial year;

1.2.3 statements of assets and liabilities of each other security provider, certified under oath to be correct;

by 1 November in any year or within 28 days after the request, whichever is the later.

10.2 The *Borrower* must give to the *Lender* promptly all information requested by the *Lender* concerning the financial position or business affairs of the *Borrower*.

11. Lender's Approval

The *Lender* may give or refuse its approval as the *Lender* chooses.

12. Delay or Negligence by Lender

The *Lender's* rights and powers under this deed are not affected by, nor is the *Lender* liable to the *Borrower* for any loss, if:

12.0.1 the *Lender* is negligent in exercising or not exercising any of the *Lender's* rights or powers; or

12.0.2 the *Lender* delays exercising any of its rights or powers; or

12.0.3 the *Lender* gives any person time to do anything which the *Lender* requires done.

13. Lender May Transfer

The *Lender* may transfer all or any of its rights, powers or obligations under this deed without prior notice to the *Borrower*.

14. Default Events

14.1 The following events are **'default events'**:

1.2.1 the *Lender* does not receive *on time* any payment required under this deed or any *related agreement* whether by or for the *Borrower* or another person;

1.2.2 the *Borrower*:

14.1.2.1 does not do anything it is required to do; or

14.1.2.2 does anything which it must not do;

under this deed or any *related agreement*;

1.2.3 the *Borrower*:

14.1.3.1 does not do anything it is required to do; or

14.1.3.2 does anything which it must not do;

under any third party security;

1.2.4 an event of default occurs under any *related agreement*, whether by the *Borrower* or any other person other than the *Lender*;

1.2.5 the *Lender* determines that the *Borrower* has made any statement to the *Lender* about the *Borrower* or any property in which the *Lender* has or is intended to have a *security interest* under a *related agreement*, which is not true or is misleading;

1.2.6 if the *Borrower* is a corporation

14.1.6.1 the *Borrower* becomes an externally-administered body-corporate under the Corporations Law; or

14.1.6.2 there is a change in share ownership or share rights which results in a change in the control of the *Borrower* whether in the directors or in voting rights of members;

1.2.7 if the *Borrower* is an individual, the *Borrower*:

14.1.7.1 dies;

14.1.7.2 is declared bankrupt;

14.1.7.3 enters into any arrangement with creditors; or

14.1.7.4 becomes incapable of managing his or her own affairs;

1.2.8 any *related agreement*:

14.1.8.1 does not come into effect so as to bind all the people named as parties in it other than the *Lender*; or

14.1.8.2 is not registered as required by the *Lender*; or

14.1.8.3 is avoided by any person; or

14.1.8.4 is found to be unenforceable in any way other than against the *Lender*;

1.2.9 an event occurs which the *Lender* determines has or is likely to have a material adverse affect on the value of any *security interest* held by the *Lender* concerning any of the *total debt*.

14.2 If a default event occurs, the *Lender* may do any one or more of the following:

1.2.1 demand immediate payment of the *total debt*;

1.2.2 do anything or pay any amount which the *Borrower* is obliged to do or pay under this deed or any *related agreement* or any third party security;

1.2.3 do anything which the *Lender* considers necessary in connection with the *Lender's* exercise of any of its rights or powers under this deed or any *related agreement*, particularly any *related agreement* which gives the *Lender* a *security interest* concerning the *total debt*.

14.3 If a default event occurs, the *Borrower* indemnifies the *Lender* against all expenses and losses which the *Lender* incurs in connection with that default event, including:

1.2.1 the *Lender* exercising or declining to exercise any of its rights or powers under this deed or any *related agreement*;

1.2.2 concerning the protection or preservation of any property in which the *Lender* has a *security interest*;

1.2.3 legal expenses on a full indemnity basis;

1.2.4 the *Lender's* internal costs such as the wages and related costs of employees, and recovery, storing, copying and other processing of documents and records.

15. Extension of Repayment Date

15.1 If the *Borrower* does not pay the *total debt* to the *Lender* on or before the *repayment date* and has not made prior arrangements with the *Lender* to either:

1.2.1 extend the *repayment date*; or

1.2.2 otherwise vary the terms of this deed,

the *Lender* may at its discretion extend the *repayment date* by a period of up to 90 calendar days ("**extended period**").

15.2 If the *Lender* extends the *repayment date* under clause 15.1:

1.2.1 the *Borrower* must continue to pay interest during the *extended period* in accordance with clause 4 except that the *Lender* will not accept payment of interest calculated at the *lower rate*; and

1.2.2 on the first business day of the extended period, the *Lender* may charge to the *Borrower's* loan account an extension fee equal to the loan establishment fee charged to the *Borrower* by the Lender on the *advance date*.

15.3 If during the extended period the whole or part of the *total debt* is repaid, the *Borrower* is not entitled to any refund or rebate of the interest payable or the extension fee payable in accordance with this clause 15.

16. Waiver of Notice

The *Borrower* agrees that if a default event occurs the *Lender* does not have to give the *Borrower* notice or wait any time before exercising any of the *Lender's* rights and powers under this deed.

17. Only Written Matters Bind Lender

The *Lender* is bound only by matters set out in writing.

18. Signing by Lender

Any document given or required to be given by the *Lender* may be signed or executed by any person authorised by the *Lender* for that purpose.

19. If the Borrower is a Trustee

19.1 If the *Borrower* executes this deed as trustee of any trust fund (**'trust'**) then this clause applies.

19.2 The *Borrower* declares that:

1.2.1 the *Borrower* has full power and authority under the terms of the *trust* to enter into and perform this deed and all *related agreements* and that the terms of the *trust* have been complied with in respect of this deed and all *related agreements* and that all consents of the beneficiaries or other persons required under the terms of the *trust* have been obtained and not revoked; and

1.2.2 the *Borrower* is the only trustee of the *trust*; and

1.2.3 the *Borrower* is entitled to be fully indemnified out of the assets of the *trust* in respect of all liabilities incurred under or in connection with this deed and any *related agreement* and has not waived, released or in any way diminished or limited these rights of indemnity.

19.3 The *Borrower* promises that during the continuance of this deed:

1.2.1 the *Borrower* will not waive, release or in any way diminish or limit its rights of indemnity as trustee of the *trust* against the assets of the *trust* or the beneficiaries of the *trust* and hereby charges all such rights of indemnity with the due performance of this deed; and

1.2.2 the *Borrower* will not retire as trustee of the *trust* nor do any act or thing whereby the *Borrower* may be removed as trustee of the *trust*; and

1.2.3 the *Borrower* will not consent to the appointment of any new or additional trustee of the *trust* without prior approval of the *Borrower* and will give notice to the *Lender* in the event that any new or additional trustee is to be appointed; and

1.2.4 neither the *Borrower* nor any other person will exercise any of the following powers relating to the *trust* unless the *Lender* gives prior approval to such exercise, such approval not to be unreasonably withheld provided that it does not in the opinion of the *Lender* adversely affect the *Borrower's* estate and interest in the land or the rights of the *Lender*:

19.3.4.1 any power to alter or vary the trustee or trustees of the *trust* whether by resignation appointment or otherwise; and

19.3.4.2 any power to vary the terms of the *trust*; and

19.3.4.3 any power to resettle the *trust* property; and

19.3.4.4 any power to distribute any income or capital of the *trust* whilst there is any failure or continuing failure of the *Borrower* to pay any part of the *total debt* which has become payable or to observe duly or punctually any obligation on the part of the *Borrower* under this deed or any *related agreements*.

19.4 The *Borrower* acknowledges that even though it has entered into this deed as trustee of a *trust*, the *Borrower* is also personally liable to pay the *total debt* pursuant to this deed and for the due performance and compliance with all of the obligations of the *Borrower* under this deed and all *related agreements*.

20. Execution under power of attorney

Each person who executes this deed under a Power of Attorney declares that he or she:

20.0.1 has the authority to execute this deed under the Power of Attorney without the need for approval or ratification; and

20.0.2 has no knowledge of any revocation of the Power of Attorney.

21. Notices

21.1 A notice approval consent or other communication in connection with this deed:

1.2.1 may be given by an authorised officer of the relevant party;

1.2.2 must be in writing; and

1.2.3 must be left at the address of the addressee or sent by prepaid ordinary post (airmail if posted to or from a place outside Australia) to the address of the addressee or sent by facsimile to the facsimile number of the addressee specified in this deed or as notified from time to time.

Unless a later time is specified in it a notice approval consent or other communication takes effect from the time it is received.

21.2 A letter or facsimile is taken to be received:

1.2.1 in the case of a posted letter on the second ordinary business day (seventh if posted to or from a place outside Australia) day after posting; and

1.2.2 in the case of a facsimile on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this clause.

22. Governing Law

This deed and the rights and obligations of the parties to it must be construed in accordance with and governed by the laws of the State of New South Wales.

23. Effect as a deed

This document takes effect as a deed from the time that it is made.

The Schedule

A. Making the Advance

1. The *Lender* will make the *advance* as follows:

1.1 $4,000,000 at the same time as this deed is made; and

1.2 up to $1,000,000 upon removal of removal of the *project leases* together with any caveat from the *Warilla property* if:

1.2.1 a default event has not occurred or has occurred but has been waived by the *Lender*, and

1.2.2 the *Lender* has not made a demand on the *Borrower* pursuant to clause 5.2.

****

EXECUTED as a deed.

Executed for **Provident Capital Limited** ACN 082 735 573 by its attorney Malcolm Phillip Bersten under power of attorney Book 4353 No 221:)	.... Signature of attorney
Tiffany McMaster .... Name of witness	.... Signature of witness

Executed by **Delta Dawn Pty Limited** ACN 101 140 925 as authorised by its Constitution		
Gary Blom Name of officer	Director/Secretary Office held	.... Signature of officer
F C KEMPSON .... Name of officer	DIRECTOR .... Office held	.... Signature of officer

EXECUTED as a deed.

Executed for **Provident Capital Limited** ACN 082 735 573 by its attorney Malcolm Phillip Bersten under power of attorney Book 4353 No 221:	))))
	Signature of attorney
Tiffany Mc Master Name of witness	Signature of witness

Executed by **Delta Dawn Pty Limited** ACN 101 140 925 as authorised by its Constitution		
Gary Blom Name of officer	Director/Secretary Office held	Signature of officer
FC KEMPSON Name of officer	DIRECTOR Office held	Signature of officer